Prepayments, receivables and other assets (Tables)	12 Months Ended
Mar. 31, 2023
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Schedule of components of prepayments, receivables and other assets

	As of March 31,
	2022	2023
	RMB	RMB
	(in millions)
Current:
Accounts receivable, net of allowance	32,813	32,134
Inventories	30,087	28,547
VAT receivables, net of allowance	23,779	17,497
Prepaid cost of revenue, sales and marketing and other expenses	17,902	16,794
Advances to/receivables from customers, merchants and others	11,205	14,499
Amounts due from related companies (i)	12,188	9,042
Interest receivables	2,449	5,471
Deferred direct selling costs and cost of revenue (ii)	3,915	4,771
Others	11,657	8,317
	145,995	137,072
Non-current:
Operating lease right-of-use assets	78,053	77,428
Deferred tax assets (Note 7)	14,475	15,494
Film costs and prepayment for licensed copyrights and others	12,425	8,905
Prepayment for acquisition of property and equipment	3,592	3,976
Others	4,602	5,123
	113,147	110,926

(i)
Amounts due from related companies primarily represent balances arising from transactions with Ant Group (Note 22), including dividend receivable from Ant Group amounting to RMB3,945 million and nil as of March 31, 2022 and 2023. The balances are unsecured, interest free and repayable within the next twelve months.
(ii)
The Company is obligated to pay certain costs upon the receipt of membership fees from merchants or other customers, which primarily consist of sales commissions, and certain costs associated with cloud services. The membership fees and cloud services revenue are initially deferred and recognized as revenue in the consolidated income statements in the period in which the services are rendered. As such, the related costs are also initially deferred and recognized in the consolidated income statements in the same period as the related service fees and revenue are recognized.